EXHIBIT 10.1

EXECUTION COPY

INCREASING LENDER COMMITMENT AND ACCEPTANCE

Increasing Lender Commitment and Acceptance (this “Commitment and Acceptance”), dated as of September 21, 2018, by and among UGI Utilities, Inc. (the “Borrower”), each of the entities listed under the caption “Increasing Lenders” on the signature pages hereto (each, an “Increasing Lender”) and PNC Bank, National Association, as Administrative Agent (in such capacity, the “Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of March 27, 2015, by and among the Borrower, the Increasing Lenders, the other Lenders (if any) party thereto (together with the Increasing Lenders, the “Lenders”) and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to subsection 2.19 of the Credit Agreement, the Borrower has requested an increase in the aggregate amount of the Commitments (as defined in the Credit Agreement) from $300,000,000 to $450,000,000, such increase to become effective on the Increase Date (as defined below); and

WHEREAS, the Increasing Lenders are willing to provide such increase in the aggregate amount of the Commitments on the terms hereof.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows, intending to be legally bound:

1. Defined Terms; Interpretations; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Increase in Commitments. Effective as of the Increase Date, the Commitment under the Credit Agreement of each of the Increasing Lenders shall be increased pursuant to this Commitment and Acceptance by an amount equal to the amount set forth on Exhibit A hereto opposite its name under the caption “Commitment Increase”.

3. Increasing Date Reallocation. Each Increasing Lender shall, before 2:00 p.m. (Pittsburgh, Pennsylvania time) on the Increase Date, make available for the account of its Applicable Lending Office to the Agent at the Agent’s Account, in same day funds, an amount equal to the excess, if any, of (a) such Increasing Lender’s ratable portion of the Revolving Credit Borrowings then outstanding (calculated based on its Ratable Share after giving effect to this Commitment and Acceptance) over (b) such Increasing Lender’s ratable portion of the Revolving Credit Borrowings then outstanding (calculated based on its Commitment (without giving effect to this Commitment and Acceptance). After the Agent’s receipt of such funds from each Increasing Lender, the Agent will promptly thereafter cause to be distributed like funds to the other Lenders for the account of their respective Applicable Lending Offices in an amount to each other Lender such that the aggregate amount of the outstanding Revolving Credit Advances owing to each Lender after giving effect to such distribution equals such Lender’s ratable portion of the Revolving Credit Borrowings then outstanding (calculated based on its Ratable Share after giving effect to this Commitment and Acceptance). Each Revolving Credit Advance extended by an Increasing Lender pursuant to this Section 3 shall have an Interest Period matching the Interest Period of the applicable prepaid Revolving Credit Advances. In connection with the prepayment contemplated by this Section 3, the Borrower shall pay to each Lender all accrued interest in respect of the Revolving Credit Advances being prepaid to such Lender and, to the extent requested by a Lender, any other amounts payable to such Lender in accordance with Section 8.04(c) of the Credit Agreement. Notwithstanding the foregoing, each of the Increasing Lenders agrees that no breakage or other indemnities under Section 8.04(c) of the Credit Agreement shall be payable to such Increasing Lender as a result of any reallocation or repayments pursuant to this Commitment and Acceptance. On the Increase Date, the Agent shall record in the Register the relevant information with respect to each Increasing Lender. The requirements under Section 8.07 [Assignments and Participations] and requirements in respect of minimum borrowing, pro rata borrowing and pro rata payments elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to this Commitment and Acceptance.

4. Reallocation of Letters of Credit and Swing Line Advances. On the Increase Date, each Lender whose Ratable Share is increasing as a result of this Commitment and Acceptance shall be deemed to have automatically and without further act irrevocably and unconditionally purchased and received, and each of the Lenders whose Ratable Share is decreasing as a result of this Commitment and Acceptance shall automatically and without further act be deemed to have irrevocably sold and assigned, in each case without recourse or warranty, an undivided interest and participation in any Letter of Credit and Swing Line Advance outstanding on the Increase Date, ratably, such that each Lender (including each Increasing Lender) holds a participation interest in each such Letter of Credit and Swing Line Advance in the amount of its then Ratable Share thereof (calculated based on its Ratable Share after giving effect to this Commitment and Acceptance). The existing Commitment of the Lenders and the Commitment of the Increasing Lenders hereunder shall constitute a single class for all purposes under the Credit Agreement.

5. No Reliance. Each Increasing Lender agrees that it will, independently and without reliance upon the Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, including this Commitment and Acceptance.

6. Revised Schedule II. On the Increase Date, Schedule II to the Credit Agreement shall be amended and restated to read as set forth on Exhibit A hereto to reflect the increases in the aggregate Commitment.

7. Conditions Precedent. This Commitment and Acceptance, and each Increasing Lender’s obligation to provide the increase in its Commitment pursuant to this Commitment and Acceptance, shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Increase Date”).

(a) There shall have occurred no Material Adverse Change since September 30, 2017.

(b) All governmental, regulatory and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Increasing Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Increasing Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

(c) The Borrower shall have paid all accrued fees owed to the Agent and the Lenders in connection with this Commitment and Acceptance and all expenses of the Agent (including, to the extent invoiced, the reasonable fees and expenses of counsel to the Agent).

(d) On the Increase Date, the following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Increase Date, stating that:

(i) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to a Material Adverse Effect shall be correct in all respects) on and as of the Increase Date.

(ii) No Material Adverse Change has occurred since September 30, 2017.

(iii) No event has occurred and is continuing that constitutes a Default.

(iv) No consent is necessary from any governmental authority or regulatory body, including the Pennsylvania Public Utility Commission (the “PPUC”), relating to this Commitment and Acceptance and the increase of the aggregate Commitment contemplated hereby and the Order of the PPUC adopted and entered on August 20, 2015 has not been amended or modified in any respect and remains in full force and effect (and attaching thereto a copy of such Order).

(e) The Agent shall have received the following in form and substance satisfactory to the Agent:

(i) Either (x) a counterpart of this Commitment and Acceptance signed on behalf of the Agent, the Borrower and each Increasing Lender or (y) evidence satisfactory to the Agent (which may include electronic transmission) that such party signed a counterpart of this Commitment and Acceptance.

(ii) An Amended and Restated Revolving Credit Note in favor of each Increasing Lender, to the extent requested by such Increasing Lender (collectively, the “New Notes”), signed by the Borrower.

(iii) Such documents and certificates as the Agent may reasonably request relating to the organization, existence and good standing of the Borrower.

(iv) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Commitment and Acceptance and the New Notes and of all documents (if any) evidencing other necessary corporate action and governmental approvals, if any, with respect to this Commitment and Acceptance and the New Notes.

(v) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Commitment and Acceptance and the New Notes.

(vi) A favorable opinion of counsel for the Borrower acceptable to the Agent, as to such matters as the Agent may reasonably request.

(f) The Agent and the Increasing Lenders shall have received all documentation and other information about the Borrower and its Subsidiaries as shall have been reasonably requested prior to the Increase Date by the Agent or such Increasing Lender under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and the beneficial ownership regulations set forth in 31 C.F.R. §1010.230.

The Agent shall notify the Borrower and the Increasing Lenders of the Increase Date, and such notice shall be conclusive and binding.

8. Representations and Warranties. In order to induce the Increasing Lenders and the Agent to enter into this Commitment and Acceptance and to induce each Increasing Lender to provide the increase in its Commitment on the terms hereof, the Borrower hereby represents and warrants to the Increasing Lenders and the Agent on and as of the Increase Date that:

(a) Power, Authorization; No Contravention. The Borrower has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Commitment and Acceptance and the other Loan Documents (as modified hereby). The execution, delivery and performance by the Borrower of this Commitment and Acceptance and the New Notes have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the Borrower’s charter or bylaws, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (y) any order, injunction, writ or decree of any governmental authority or regulatory body or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (c) violate any applicable law.

(b) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority, regulatory body or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Commitment and Acceptance and the New Notes, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.

(c) Execution and Delivery; Binding Effect. This Commitment and Acceptance and the New Notes have been duly executed and delivered by the Borrower. Each of this Commitment and Acceptance, the New Notes and the Loan Documents (as modified hereby)

constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(d) Representations and Warranties. The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to a Material Adverse Effect is correct in all respects) on and as of the Increase Date, before and after giving effect to this Commitment and Acceptance, as though made on and as of the Increase Date, except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties were true and correct as of such earlier date in all material respect (or in all respects if already qualified as to materiality or by reference to a Material Advance Effect).

9. Affirmations. The Borrower hereby (a) ratifies and affirms all the provisions of the Credit Agreement and the other Loan Documents, as modified hereby, (b) agrees that the terms and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect as amended hereby and that all of its obligations thereunder are valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Commitment and Acceptance or any other documents or instruments executed in connection herewith and (c) acknowledges and agrees that it has no defense, set-off, counterclaim or challenge against the payment or any sums currently owing under the Credit Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder.

10. Limited Effect. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms.

11. Integration. This Commitment and Acceptance constitutes the sole agreement of the parties with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto. From and after the Increase Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby. This Commitment and Acceptance shall constitute a Loan Document for all purposes under the Credit Agreement and each of the other Loan Documents.

12. Severability. Any provision of this Commitment and Acceptance which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Miscellaneous.

(a) Expenses. The Borrower agrees to pay all of the Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Commitment and Acceptance and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

(b) GOVERNING LAW. THIS COMMITMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

(c) Successor and Assigns. This Commitment and Acceptance shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(d) Counterparts. This Commitment and Acceptance may be executed in one or more counterparts, each of which counterparts when executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Commitment and Acceptance by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

(e) Headings. The headings of any paragraph of this Commitment and Acceptance are for convenience only and shall not be used to interpret any provision hereof.

(f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UGI UTILITIES, INC.

By	/s/ Daniel J. Platt
	Name:	Daniel J. Platt
	Title:	Vice President – Finance and Chief
Financial Officer, Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Agent

By	Dominic D’Ginto
Name: Dominic D’Ginto
Title: Senior Vice President

[Signature Page to Increasing Lender Commitment and Acceptance]

Increasing Lenders

PNC BANK, NATIONAL ASSOCIATION,

By	Dominic D’Ginto
Name: Dominic D’Ginto
Title: Senior Vice President

[Signature Page to Increasing Lender Commitment and Acceptance]

CITIZENS BANK OF PENNSYLVANIA

By	/s/ David W. Dinella
Name: David W. Dinella
Title: Senior Vice President

[Signature Page to Increasing Lender Commitment and Acceptance]

CITIBANK, N.A.

By	/s/ Michael Zeller
Name: Michael Zeller
Title: Vice President

[Signature Page to Increasing Lender Commitment and Acceptance]

CREDIT SUISSE AG, Cayman Islands Branch

By	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to Increasing Lender Commitment and Acceptance]

JPMORGAN CHASE BANK, N.A.

By	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Authorized Officer

[Signature Page to Increasing Lender Commitment and Acceptance]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

[Signature Page to Increasing Lender Commitment and Acceptance]

THE BANK OF NEW YORK MELLON

By	/s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Director

[Signature Page to Increasing Lender Commitment and Acceptance]

BANK OF AMERICA, N.A.

By	/s/ Jerry L. Wells
Name: Jerry L. Wells
Title: Director

[Signature Page to Increasing Lender Commitment and Acceptance]

EXHIBIT A TO INCREASING LENDER COMMITMENT AND ACCEPTANCE

SCHEDULE II

UGI UTILITIES, INC.

CREDIT AGREEMENT

COMMITMENTS

Lender	Existing Commitment	Commitment Increase	Total Commitment After Commitment Increase

PNC Bank, National Association	$55,000,000	$27,500,000	$82,500,000

Citizens Bank of Pennsylvania	$55,000,000	$27,500,000	$82,500,000

Citibank, N.A.	$32,000,000	$16,000,000	$48,000,000

Credit Suisse AG, Cayman Islands Branch	$32,000,000	$16,000,000	$48,000,000

JPMorgan Chase Bank, N.A.	$32,000,000	$16,000,000	$48,000,000

Wells Fargo Bank, National Association	$32,000,000	$16,000,000	$48,000,000

Bank of America, N.A.	$32,000,000	$16,000,000	$48,000,000

The Bank of New York Mellon	$30,000,000	$15,000,000	$45,000,000

Total	$300,000,000	$150,000,000	$450,000,000

A-1